    As filed with the Securities and Exchange Commission on February 16, 1999
                                                     Registration No. 333-______

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      ------------------------------------

                                MICROGRAFX, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                                         75-1952080
 (State or other jurisdiction of                       (I.R.S. Employer
 incorporation or organization)                       Identification No.)

           1303 ARAPAHO
         RICHARDSON, TEXAS                                    75081
(Address of principal executive offices)                    (Zip Code)

                     ---------------------------------------

 MICROGRAFX, INC. 1995 INCENTIVE AND NONSTATUTORY STOCK OPTION PLAN, AS AMENDED
                            (Full title of the plan)

                     ---------------------------------------

           R. EDWIN PEARCE, ESQ.                            COPY TO:
             MICROGRAFX, INC.                        L. STEVEN LESHIN, ESQ.
              1303 ARAPAHO                            JENKENS & GILCHRIST,
          RICHARDSON, TEXAS 75081                  A PROFESSIONAL CORPORATION
            (214) 234-1769                        1445 ROSS AVENUE, SUITE 3200
                                                       DALLAS, TEXAS  75202
(Name, address and telephone number
including area code of agent for service)

                     ---------------------------------------

                         CALCULATION OF REGISTRATION FEE

==================================================================================================================================

                                                                            PROPOSED                PROPOSED
                                                      AMOUNT                MAXIMUM                 MAXIMUM              AMOUNT OF
             TITLE OF CLASS OF                        TO BE              OFFERING PRICE            AGGREGATE           REGISTRATION
        SECURITIES TO BE REGISTERED              REGISTERED(1)(2)       PER SHARE(3)(4)       OFFERING PRICE(3)(4)         FEE(4)
----------------------------------------         ----------------       ----------------      --------------------     -----------
Common Stock, $0.01 par value per share           500,000 Shares             $ 8.75              $4,405,000.00           $ 1,225.00
===================================================================================================================================

         (1) The securities to be registered consist of 500,000 shares reserved for issuance under the Micrografx, Inc. 1995 Incentive and Nonstatutory Stock Option Plan, as amended (the "Plan").

         (2) Pursuant to Rule 416, this Registration Statement is deemed to include additional shares of Common Stock issuable under the terms of the Plan to prevent dilution resulting from any future stock split, stock dividend or similar transaction.

         (3) Estimated solely for the purpose of calculating the registration fee.

         (4) Calculated pursuant to Rule 457(c) and (h). Accordingly, the price per share of the Common Stock offered hereunder pursuant to the Plan is based on a price per share of $8.81, which is the average of the high and low prices reported on the National Association of Securities Dealers, Inc. Automated Quotation System National Market System in the Common Stock as of February 12, 1999, which is a date within five business days prior to the date of filing the registration statement.



==============================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

       Information specified in Part I of Form S-8 (Items 1 and 2) will be sent or given to Plan participants as specified by Rule 428(b)(1) under the Securities Act of 1933.

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

      The registrant hereby incorporates by reference in this Registration Statement its registration statements on Form S-8 previously filed by the registrant with the Securities and Exchange Commission (the "Commission") (Registration Nos. 33-86370 and 333-65501), which related to the Plan.

ITEM 8.  EXHIBITS.

         (a)      Exhibits.

                           The following documents are filed as a part of this
Registration Statement.

         Exhibit           Description of Exhibit

          3.1*     Articles of Incorporation of the registrant (Exhibit 3.1)

          3.2** Amendment to Articles of Incorporation of the registrant (Exhibit 3.2)

          3.3*     Amended and Restated Bylaws of the registrant (Exhibit 3.3)

          3.4*** Amendments to Amended and Restated Bylaws of the registrant (Exhibit 3.4)

          4.3**** Micrografx, Inc. 1995 Incentive and Nonstatutory Stock Option Plan, as amended (Exhibit 10.27)

          5.1      Opinion of Jenkens & Gilchrist, a Professional Corporation

         23.1 Consent of Jenkens & Gilchrist, a Professional Corporation (included in their opinion filed as Exhibit 5.1 hereto)

         23.2      Consent of Ernst & Young LLP

         23.3      Consent of Arthur Andersen LLP
--------------------

* Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-34842) filed with the Commission, incorporated herein by reference.

** Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195) filed with the Commission, incorporated herein by reference.

*** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1993, incorporated herein by reference.

**** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1994, incorporated herein by reference to Annual Report on Form 10-K for year ended March 31, 1994.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richardson, Texas, on February 16, 1999:

                                MICROGRAFX, INC.


                                By: /s/ Douglas M. Richard
                                    ------------------------------------------
                                    Douglas M. Richard,
                                    President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below hereby constitutes and appoints Douglas M. Richard and Darryl R. Halbert, and each of them, each with full power to act without the other, his true and lawful attorneys-in-fact and agents, each with full power of substitution to this registration statement, and to file the same with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person hereby ratifying and confirming that each of said attorneys-in-fact and agents or his substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities indicated and on the dates indicated:


                 SIGNATURE                                       CAPACITY                              DATE
                 ---------                                       --------                              ----

 /s/ Russell Hogg                                 Chairman of the Board of Directors            February 16, 1999
------------------------------------------
Russell Hogg

 /s/ Douglas M. Richard                           President, Chief  Executive  Officer          February 16, 1999
------------------------------------------        and Director
Douglas M. Richard

 /s/ John M. Carradine                            Chief Financial Officer                       February 16, 1999
------------------------------------------        and Treasurer
John M. Carradine

 /s/ Darryl R. Halbert                            Vice  President,  Controller and Chief        February 16, 1999
------------------------------------------        Accounting Officer
Darryl R. Halbert

 /s/ Robert Kamerschen                            Director                                      February 16, 1999
------------------------------------------
Robert Kamerschen

 /s/ Seymour Merrin                               Director                                      February 16, 1999
------------------------------------------
Seymour Merrin


 /s/ Eugene P. Beard                              Director                                      February 16, 1999
------------------------------------------
Eugene P. Beard

                                  EXHIBIT INDEX




                                                                                                   Sequenti
                                                                                                      al
 Exhibit                                                                                             Page
 Number                                      Document Description                                   Number
 -------                                     --------------------                                  --------

  3.1*                 Articles of Incorporation of the registrant (Exhibit 3.1)

  3.2**                Amendment to Articles of Incorporation of the registrant (Exhibit 3.2)

  3.3*                 Amended and Restated Bylaws of the registrant (Exhibit 3.3)

  3.4***               Amendments to Amended and Restated Bylaws of the registrant (Exhibit 3.4)

  4.3****              Micrografx, Inc. 1995 Incentive and Nonstatutory Stock Option Plan, as
                       amended (Exhibit 10.29)

  5.1                  Opinion of Jenkens & Gilchrist, a Professional Corporation

 23.1                  Consent of Jenkens & Gilchrist, a Professional
                       Corporation (included in their opinion filed as Exhibit
                       5.1 hereto)

 23.2                  Consent of Ernst & Young LLP

 23.3                  Consent of Arthur Andersen LLP

--------------------

* Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-34842) filed with the Commission, incorporated herein by reference.

** Filed as the exhibit shown in parenthesis contained in the registrant's Registration Statement on Form S-1 (No. 33-42195) filed with the Commission, incorporated herein by reference.

*** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1993, incorporated herein by reference.

**** Filed as the exhibit shown in parenthesis contained in the registrant's Form 10-K for the year ended March 31, 1994, incorporated herein by reference to Annual Report on Form 10-K for year ended March 31, 1994.